SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                               ________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                               ________________

                                May 22, 1996
               Date of Report (Date of Earliest Event Reported)

                          NIAGARA  CORPORATION
              (Exact Name of Registrant as Specified in Charter)

             Delaware                     0-22206              59-3182820
     (State or Other Jurisdiction (Commission File Number) (I.R.S. Employer
           of Incorporation)                              Identification No.)

                              667 Madison Avenue
                              New York, New York
                   (Address of Principal Executive Offices)

                                    10021
                                  (Zip Code)

                               (212) 317-1000
             (Registrant's Telephone Number, Including Area Code)

                 International Metals Acquisition Corporation
                  (Former Name or Former Address, if Changed
                              Since Last Report)


                    ITEM 5. OTHER EVENTS.

                    On May 22, 1996, Niagara Corporation (formerly International Metals Acquisition Corporation), a Delaware corporation (the "Registrant"), issued an aggregate of 168,750 shares of its common stock, par value $.001 per share (the "Common Stock"), in exchange (the "Exchange") for purchase options (collectively, the "Purchase Op-tions") issued by the Registrant in 1993 to the under-writers of its initial public offering. The Purchase Options were exercisable until August 13, 1998 for an aggregate of 250,000 units at $9.00 per unit (subject, in each case, to certain anti-dilution adjustments), with each unit consisting of one share of Common Stock and two warrants, with each warrant exercisable for one share of Common Stock at $6.60. The Exchange was made pursuant to the terms of an UPO Exchange Agreement, dated May 15, 1996 (the "Exchange Agreement"), by and among the Regis-trant and GKN Securities Corp., Roger Gladstone, David M. Nussbaum, Robert Gladstone, Richard Buonocore, Debra L. Schondorf, Andrea B. Goldman, Ira S. Greenspan and Barington Capital Corp., L.P. A copy of each of the Exchange Agreement and the press release announcing the execution of the Exchange Agreement is attached hereto as
          Exhibit 10.1 and Exhibit 99.1, respectively.

                    ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FI-
                              NANCIAL INFORMATION AND EXHIBITS.

                    (c)  Exhibits.

          10.1 UPO Exchange Agreement by and among the Regis-trant and GKN Securities Corp., Roger Glad-stone, David M. Nussbaum, Robert Gladstone, Richard Buonocore, Debra L. Schondorf, Andrea
                    B. Goldman, Ira S. Greenspan and Barington
                    Capital Corp., L.P.

          99.1      Press Release dated May 16, 1996.


                                  SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NIAGARA CORPORATION

                                             By:/s/Michael Scharf
                                                _____________________
                                                Name:  Michael Scharf
                                                Title: President
          Date: May 30, 1996


                                EXHIBIT INDEX

               Exhibit No.         Description                  Page No.

                  10.1        UPO Exchange Agreement by and         -
                              among the Registrant and
                              GKN Securities Corp.,
                              Roger Gladstone, David M.
                              Nussbaum, Robert Gladstone,
                              Richard Buonocore, Debra L.
                              Schondorf, Andrea B. Goldman,
                              Ira S. Greenspan and Barington
                              Capital Corp., L.P.

                  99.1        Press Release dated May 16, 1996.    -